                                                                    EXHIBIT 10.3

                              PMT HOLDINGS, INC.

                            1997 Stock Option Plan
                            ----------------------



1.   PURPOSE OF THE PLAN

          The purpose of the PMT HOLDINGS, INC. 1997 STOCK OPTION PLAN (the "Plan") is (i) to further the growth and success of PMT HOLDINGS, INC., a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined) by enabling employees of, or consultants to, the Company or any of its Subsidiaries to acquire Units (as hereinafter defined), thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and/or its Subsidiaries. Options granted under the Plan (the "Options") may be either "incentive stock options" ("ISOs"), intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NSOs"). In this Plan, the terms "Parent" and "Subsidiary" mean "Parent Corporation" and "Subsidiary Corporation," respectively, as such terms are defined in Sections 424(e) and (f) of the Code. Unless the context otherwise requires, any ISO or NSO is referred to in this Plan as an "Option."

2.   DEFINITIONS

          As used in the Plan, the following terms shall have the meanings set forth below:

          "AFFILIATE" has the meaning ascribed thereto in the Stockholders Agreement.

          "BOARD" has the meaning set forth in Section 3(a) hereof.

          "CAUSE" has the meaning ascribed thereto in any written agreement entered into between the Company and any Optionee as to which a determination of "Cause" is to be made; provided, however, that if no such agreement exists
                       --------  -------
"Cause" shall be determined by the Committee.

          "COMMITTEE" has the meaning set forth in Section 3(a) hereof.

          "COMMON STOCK" means the Company's Common Stock, par value $.01 per share.

          "COMPANY" has the meaning set forth in Section 1 hereof.

          "DISQUALIFYING DISPOSITION" has the meaning set forth in Section 16 hereof.

          "EFFECTIVE DATE" has the meaning set forth in Section 12 hereof.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "INVOLUNTARY TERMINATION" has the meaning set forth in Section 7(a) hereof.

          "ISOS" has the meaning set forth in Section 1 hereof.

          "NASDAQ" has the meaning set forth in Section 6(b)(i) hereof.

          "NSOS" has the meaning set forth in Section 1 hereof.

          "NOTICE" has the meaning set forth in Section 9(b) hereof.

          "OPTION" has the meaning set forth in Section 1 hereof.

          "OPTION AGREEMENT" has the meaning set forth in Section 5(b) hereof.

          "OPTIONED UNITS" has the meaning set forth in Section 9(b)(ii) hereof.

          "OPTIONEES" has the meaning set forth in Section 5(a)(i).

          "PERSON" has the meaning ascribed thereto in the Stockholders
Agreement.

          "PLAN" has the meaning set forth in Section 1 hereof.

          "PREFERRED STOCK" means the Company's Series A Preferred Stock, par value $.01 per share.

          "PUBLIC OFFERING" has the meaning ascribed thereto in the Stockholders Agreement.

          "RESERVED UNITS" means, at any time, an aggregate of 110,000 Units (consisting of an aggregate of 110,000 shares of Common Stock and 110,000 shares of Preferred Stock).

          "RULE 16B-3" has the meaning set forth in Section 3(a) hereof.

          "SALE OF THE COMPANY" has the meaning ascribed thereto in the Stockholders Agreement.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement dated as of March 31, 1997 and as hereafter amended from time to time, among the Company and the stockholders of the Company named therein.

          "TERMINATION DATE" means the earlier to occur of the tenth anniversary of the Effective Date or the consummation of a Sale of the Company.

          "TERMINATION FOR CAUSE" has the meaning set forth in Section 7(a) hereof.

          "TERMINATION OF RELATIONSHIP" means (a) if the Optionee is an employee of the Company or any Subsidiary, the termination of the Optionee's employment with the Company and its Subsidiaries for any reason and (b) if the Optionee is a consultant to the Company or any Subsidiary, the termination of the Optionee's consulting relationship with the Company and its Subsidiaries for any reason.

          "UNITS" means a strip of securities initially consisting of one (1) share of Common Stock and one (1) share of Preferred Stock, in each case as may be adjusted pursuant to Section 10 hereof.

3.   ADMINISTRATION OF THE PLAN; UNITS SUBJECT TO THE PLAN

          (a)  Committee
               ---------

          The Plan shall be administered by the Board of Directors of the Company (the "Board") or a two-person Option Committee (the "Committee") appointed from time to time by the Board; provided, however, that, so long as it
                                          --------  -------
shall be required to comply with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission (the "SEC") under the Exchange Act in order to permit officers and directors of the Company to be exempt from the provisions of Section 16(b) of the Exchange Act with respect to transactions effected pursuant to the Plan, each of such persons, at the effective date of his or her appointment to the Committee and at all times thereafter while serving on the Committee, shall be a "disinterested person" within the meaning of Rule 16b-3. Any vacancy on the Committee, whether due to action of the Board or any other cause, shall be filled by the Board. The term "Committee" shall, for all purposes of the Plan other than this Section 2, be deemed to refer to the Board if the Board is administering the Plan.

          (b)  Procedures
               ----------

          The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan. The entire Committee shall constitute a quorum and the actions of the entire Committee present at a meeting, or actions approved in writing by the entire Committee, shall be the actions of the Committee.

          (c)  Interpretation
               --------------

          Except as may otherwise be expressly reserved to the Board as provided herein, and, with respect to any Option, except as may otherwise be provided in the Option Agreement evidencing such Option, the Committee shall have all powers with respect to the administration of the Plan, including the interpretation of the provisions of the Plan and any Option Agreement (as defined in Section 5(b)), and all decisions of the Board or the Committee, as the case may be, shall be conclusive and binding on all participants in the Plan.

          (d)  Number of Units
               ---------------

          Subject to the provisions of Section 10 (relating to adjustments upon changes in capital structure and other corporate transactions), the aggregate number of Units with respect to which Options may be granted under the Plan shall not exceed the Reserved Units. If and to the extent that Options granted under the Plan terminate, are reduced in number, expire or are canceled without having been fully exercised, new Options may be granted under the Plan with respect to the Units covered by the unexercised portion of such terminated, expired or canceled Options.

          (e)  Reservation of Shares
               ---------------------

          The number of shares of Common Stock and Preferred Stock reserved for issuance upon the exercise of Options granted under the Plan shall at no time be less than the maximum number of shares of Common Stock and Preferred Stock which may be purchased at any time pursuant to outstanding Options.


4.   ELIGIBILITY

          (a)  General
               -------

          Options may be granted under the Plan only to persons who are employees of, or consultants to, the Company or any of its Subsidiaries on the date of grant. Options granted to consultants shall be NSOs. Options granted to employees of the Company or any of its Subsidiaries shall be, in the discretion of the Committee, either ISOs or NSOs on the date of grant.

          (b)  Exceptions
               ----------

          Notwithstanding anything contained in Section 4(a) to the contrary:

               (i) no ISO may be granted under the Plan to an employee who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 425(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent, if any, or any of its Subsidiaries, unless (A) the Option Price (as defined in Section 6(a)) of the Units subject to such ISO is fixed at not less than 110% of the Fair Market Value on the date of grant (as determined in accordance with Section 6(b)) of such Unit and (B) such ISO by its terms is not exercisable after the expiration of five years from the date it is granted; and

               (ii) no Option may be granted to any Person serving on the Committee for so long as such Person serves on the Committee; and

               (iii) no Options may be granted to any Person in any one taxable year of the Company in excess of 35% of the Options issued or issuable under the Plan.


5.   GRANT OF OPTIONS

          (a)  General
               -------

          Subject to Section 5(f), options may be granted under the Plan at any time and from time to time on or prior to the Termination Date. Subject to the provisions of the Plan, the Committee shall have plenary authority, in its sole discretion, to determine:

               (i) the persons (from among the class of persons eligible to receive Options under the Plan) to whom Options shall be granted (the "Optionees");

               (ii)  the time or times at which Options shall be granted; and

               (iii) the number of Units for which an Option may be exercisable.

          (b)  Option Agreements
               -----------------

          Each Option granted under the Plan shall be designated as an ISO or an NSO and shall be subject to the terms and conditions applicable to ISOs and/or NSOs (as the case may be)
set forth in the Plan. Each Option shall specify the number of Units for which such Option shall be exercisable and the exercise price for such Units. In addition, each Option shall be evidenced by a written agreement (an "Option Agreement"), in substantially the form of Exhibit A for an ISO and Exhibit B for
                                          ---------                ---------
an NSO, with such changes thereto as are consistent with the Plan as the Committee shall deem appropriate. Each Option Agreement shall be executed by the Company and the Optionee.

          (c)  Vesting.  The Committee shall determine whether and to what
               -------
extent any Options which are exercisable for Units are also subject to vesting based upon the Optionee's continued service to, or the performance of, the Company and its Subsidiaries; provided that if an Agreement contains time vesting provisions, such vesting provisions will automatically be subject to acceleration upon a Sale of the Company. An option may only be exercised to the extent it has time vested pursuant to such Option Agreement.

          (d)  No Evidence of Employment or Service
               ------------------------------------

          Nothing contained in the Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by or service with the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

          (e)  Date of Grant
               -------------

          The date of grant of an Option under this Plan shall be the date as of which the Committee approves the grant; provided, however, that in the case of
                                        --------  -------
an ISO, the date of grant shall in no event be earlier than the date as of which the Optionee becomes an employee of the Company or one of its Subsidiaries.

          (f)  Units
               -----

          Options shall be granted to purchase a specified number of Units not to exceed, in the aggregate, the Reserved Units. Options may only be exercisable for whole Units. Once an Option is exercised to acquire a Unit, the securities comprising such Unit shall be detachable from each other.

6.   OPTION PRICE

          (a)  General
               -------

          The price (the "Option Price") at which each Unit may be purchased shall be the Fair Market Value (or such lesser amount approved by the Board) of the shares of Common Stock and Preferred Stock that comprise such Unit on the date of the grant (as determined in accordance with Section 6(b)); provided,
                                                                   --------
however, that in the case of an ISO, such Option Price shall in no event be less
-------
than 100% (or 110% if Section 4(b)(i) hereof is applicable) of the Fair Market Value on the date of grant (as determined in accordance with Section 6(b)) of the shares of Common Stock and Preferred Stock that comprise such Unit.

          (b)  Determination of Fair Market Value
               ----------------------------------

          Subject to the requirements of Section 422 of the Code regarding ISO's, for purposes of the Plan, the "Fair Market Value" of a Unit shall be equal to the sum of the Fair Market Values of the shares of Common Stock and Preferred Stock which comprise such Unit determined as follows:

               (i) if such shares are publicly traded, (x) the closing price on the business day immediately preceding the date of grant if any trades were made on such business day and such information is available, otherwise the average of the last bid and asked prices on the business day immediately preceding the date of grant, in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") or (y) if such shares are then traded on a national securities exchange, the closing price on the business day immediately preceding the date of grant, if any trades were made on such business day and such information is available, otherwise the average of the high and low prices on the business day immediately preceding the date of grant, on the principal national securities exchange on which it is so traded; or

               (ii) if there is no public trading market for such shares, the fair value of such shares on the date of grant as reasonably determined in good faith by the Committee (with the consent of a majority of the Board) after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of such shares in private transactions negotiated at arms' length; provided that the Fair Market Value of a share of Preferred Stock shall not be less than its liquidation value per share.

          Notwithstanding anything contained in the Plan to the contrary, all determinations pursuant to Section 6(b)(ii) shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (c)  Repricing of NSOs
               -----------------

          Subsequent to the date of grant of any NSO, the Committee may, at its discretion and with the written consent of the Optionee and the prior approval of the Board, establish a new Option Price for such NSO so as to increase or decrease the Option Price of such NSO.


7.   AUTOMATIC TERMINATION OF OPTION

          (a) Each Option granted under the Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

               (i) (A) in the case of an ISO, the tenth anniversary of the date on which such Option is granted or, in the case of any ISO granted to a person described in Section 4(b)(i), the fifth anniversary of the date on which such ISO is granted and (B) in the case of a NSO, the tenth anniversary on which such Option is granted;

               (ii) the termination date specified in any Option Agreement evidencing such Option;

               (iii) within 90 days after a Termination of Relationship other than as a result of an Involuntary Termination (as defined in clause (iv) below)) or a Termination For Cause (as defined in clause (v) below));

               (iv) within 365 days after the date that the Optionee ceases to be an employee of the Company or any of its Subsidiaries, if such termination is due to such Optionee's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (an "Involuntary Termination");

               (v) immediately if the Optionee ceases to be an employee of the Company or any of its Subsidiaries, if such termination is determined by the Committee to be for Cause (a "Termination For Cause"); and

               (vi) simultaneously with the consummation of a Sale of the Company if prior to such time the Optionees are given at least 30 days advance written notice and the opportunity to exercise their Options with respect to all Units.

          (b) The Committee shall have the power to determine what constitutes a Termination For Cause for purposes of the Plan, and the date upon which such Termination For Cause shall occur. All such determinations shall be made in good faith and shall be final, conclusive and binding upon the Optionee.

          (c) Any Units that are not acquired as a result of an Option expiring without being fully exercised shall be available for award by the Committee to another eligible person.

8.   LIMITATIONS ON ISOS; NOTICE TO OPTIONEES GRANTED ISOS

          In accordance with Section 422(d) of the Code, to the extent that the aggregate Fair Market Value of all stock with respect to which incentive stock options are exercisable for the first time by such Optionee during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, such ISOs shall be treated as NSOs.

          Under certain circumstances, the exercise of an ISO may disqualify the holder from recovering the favorable tax benefits ISOs offer. For example, ISO tax treatment is currently not available if (i) an ISO is exercised within one year of its date of grant or (ii) if the shares issuable upon exercise of an ISO are sold within two years of the grant date of such ISO. Therefore, the Company recommends that each Optionee holding an ISO consult with a competent tax advisor before taking any action with respect to his or her ISOs.

9.  PROCEDURE FOR EXERCISE

          (a)  Payment
               -------

          At the time an Option is granted under the Plan, the Committee shall, in its discretion, specify one or more of the following forms of payment which may be used by an Optionee upon exercise of his Option:

               (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the Units with respect to which the Option is being exercised;

               (ii) stock certificates (in negotiable form) representing shares of Common Stock and/or Preferred Stock having a Fair Market Value on the date of exercise (as determined in accordance with Section 6(b) as if the date of exercise were the date of grant) equal to the aggregate Option Price of the Units with respect to which the Option is being exercised;

               (iii) vested Options to purchase Units, valued for such purposes at the Fair Market Value per Unit on the date of exercise (as determined in accordance with Section 6(b) as if the date of exercise were the date of grant), net of the exercise price for each such Unit; or

               (iv) a combination of the methods set forth in clauses (i), (ii) and (iii).

          (b)  Notice
               ------

          An Optionee (or other person, as provided in Section 11(b)) may exercise an Option (for the Units represented thereby) granted under the Plan in whole or in part (but for the purchase of whole Units only), as provided in the Option Agreement evidencing his Option, by delivering a written notice (the "Notice") to the Secretary of the Company. The Notice shall state:

               (i)   that the Optionee elects to exercise the Option;

               (ii) the number of Units with respect to which the Option is being exercised (the "Optioned Units");

               (iii) the method of payment for the Optioned Units (which method must be available to the Optionee under the terms of his or her Option Agreement);

               (iv) the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of such Option);

               (v) a copy of any election filed or intended to be filed by the Optionee with respect to such Optioned Units pursuant to Section 83(b) of the Code; and

               (vi) such further provisions consistent with the Plan as the Committee may from time to time require.

          The exercise date of an Option shall be the date on which the Company receives the Notice from the Optionee. Such Notice shall also contain, to the extent such Optionee is not then a party to the Stockholders Agreement, a Joinder Agreement, in form and substance satisfactory to the Board pursuant to which the Optionee agrees to become a party to the Stockholders Agreement.

          (c)  Issuance of Certificates
               ------------------------

          The Company shall issue stock certificates in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 11(b)) for the securities purchased upon exercise of an Option as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such securities; provided that the Company may elect to not issue any fractional shares upon the exercise of any Options (determining the fractional shares after aggregating all shares issuable to a single holder as a result of an exercise of an Option for more than one Unit) and in lieu of issuing such fractional shares, shall pay the Optionee the Fair Market Value thereof.
Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 11(b) shall have any privileges as a stockholder of the Company with respect to any shares of stock subject to an Option granted under the Plan until the date of issuance of stock certificates pursuant to this
Section 9(c).


10.  ADJUSTMENTS

          (a)  Changes in Capital Structure
               ----------------------------

          If the Common Stock and/or Preferred Stock is changed by reason of a stock split, reverse stock split or stock combination, stock dividend or distribution, or recapitalization (including, without limitation, a conversion of the Preferred Stock into Common Stock), or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Board shall make such adjustments in the number and class of shares of stock constituting a Unit as shall be necessary to preserve to an Optionee rights substantially proportionate to his rights existing immediately prior to such transaction or event (but subject to the limitations and restrictions on such rights). The exercise price for each Unit shall not change notwithstanding any change to the number and class of shares of stock constituting a Unit. Notwithstanding anything contained in the Plan to the contrary, in the case of ISOs, no adjustment under this Section 10(a) shall be appropriate if such adjustment (i) would constitute a modification, extension or renewal of such ISOs within the meaning of Sections 422 and 425 of the Code, and the regulations promulgated by the Treasury Department thereunder, or (ii) would, under Section 422 of the Code and the regulations promulgated by the Treasury Department thereunder, be considered as the adoption of a new plan requiring stockholder approval. The Company will not, in any event, permit the par value of the Common Stock or the Preferred Stock to be less than the per share exercise price thereof under any option.

          (b)  Special Rules
               -------------

          The following rules shall apply in connection with Section 10(a) above:

               (i) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of Common Stock, Preferred Stock or other securities; and

               (ii) any adjustments referred to in Section 10(a) shall be made by the Board in its sole discretion and shall, absent manifest error, be conclusive and binding on all persons holding any Options granted under the Plan.


11.  RESTRICTIONS ON OPTIONS AND OPTIONED SHARES

          (a)  Compliance With Securities Laws
               -------------------------------

          No Options shall be granted under the Plan, and no securities shall be issued and delivered upon the exercise of Options granted under the Plan, unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

          The Committee in its discretion may, as a condition to the exercise of any Option granted under the Plan, require an Optionee (i) to represent in writing that the securities received upon exercise of an Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by the Company. Stock certificates representing securities acquired upon the exercise of Options that have not been registered under the Securities Act shall, if required by the Committee, bear the following legend and such additional legends as may be required by the Option Agreement evidencing a particular Option:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
     "SECURITIES ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE
     ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

          (b)  Nonassignability of Option Rights
               ---------------------------------

          No Option granted under this Plan shall be assignable or otherwise transferable by the Optionee, except by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Options shall thereafter be exercisable, during the period specified in Section 7(a) or the applicable Option Agreement (as the case may be), by his or her executors or administrators to the full extent (but only to such extent) to which such Options were exercisable by the Optionee at the time of his or her death.

          Before issuing any shares upon exercise of Options to any person who is not already a party to the Stockholders Agreement, the Company shall obtain, in appropriate form, an executed Joinder Agreement from such person unless a Public Offering shall have already occurred.


12.  EFFECTIVE DATE OF PLAN

          This Plan shall become effective on the date of its adoption by the Board (the "Effective Date"); provided, however, that no ISO shall be
                              --------  -------
exercisable by an Optionee unless and until the Plan shall have been approved by the stockholders of the Company in accordance with the provisions of its Articles of Incorporation and By-laws, which approval shall be obtained by a simple majority vote of stockholders, voting either in person or by proxy, at a duly held stockholders' meeting, or by written consent, within 12 months before or after the adoption of the Plan by the Board.


13.  TERMINATION OF THE PLAN

          No Options may be granted after the Termination Date.


14.  AMENDMENT OF PLAN

          The Plan may be modified or amended in any respect by the Committee with the prior approval of the Board; provided, however, that the approval of
                                      --------  -------
the holders of a majority of the votes that may be cast by all of the holders of shares of common stock of the Company entitled to vote (voting together as a single class, with each such holder entitled to cast one vote per share held by such holder) shall be obtained prior to any such amendment becoming effective if such approval is required by law or is necessary to comply with regulations promulgated by the SEC under Section 16(b) of the 1934 Act or with Section 422 of the Code or the regulations promulgated by the Treasury Department thereunder.

15.  CAPTIONS

          The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.


16.  DISQUALIFYING DISPOSITIONS

          If securities acquired by exercise of an ISO granted under this Plan are disposed of within two years following the date of grant of the ISO or one year following the issuance of the securities to the Optionee (a "Disqualifying Disposition"), the holder of such securities shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.


17.  WITHHOLDING TAXES

          Whenever under the Plan securities are to be delivered by an Optionee upon exercise of an NSO, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local withholding tax and employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local withholding taxes and employment taxes.


18.  OTHER PROVISIONS

          Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion. Notwithstanding the foregoing, each ISO granted under the Plan shall include those terms and conditions which are necessary to qualify the ISO as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms or conditions which are inconsistent therewith.


19.  NUMBER AND GENDER

          With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

20.  GOVERNING LAW

          All questions concerning the construction, interpretation and validity of this Plan and the instruments evidencing the Options granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Plan, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.


21.  SECURITIES EXCHANGE ACT COMPLIANCE

          In order to satisfy the conditions of paragraph (b) of Rule 16b-3, the Company shall furnish in writing to the holders of record of the securities entitled to vote for the Plan substantially the same information concerning the Plan which would be required by the rules and regulations in effect under
Section 14(a) of the 1934 Act at the time such information is furnished, as if proxies to be voted with respect to the approval or disapproval of the Plan were then being solicited, on or prior to the date of the first annual meeting of security holders held subsequent to the later of (a) the first registration of an equity security under Section 12 of the 1934 Act or (b) the acquisition of an equity security for which exemption is claimed. The Company will use its commercially reasonable efforts to cause the exemption from Section 16 of the 1934 Act afforded by such Rule 16b-3 to be available at the time the Company has a class of equity securities registered under Section 12 of the 1934 Act.

          As adopted by the Board of Directors of PMT HOLDINGS, INC., on March 31, 1997.

                                                                       EXHIBIT A
                                                                       ---------


                                               INCENTIVE STOCK OPTION AGREEMENT
                                           dated as of_____________ between PMT
                                          HOLDINGS, INC., a Delaware corporation
                                          (the "Company"), and [________] (the
                                          "Optionee").

          The Company, acting through a Committee (as defined in the Plan) with the consent of the Company's Board of Directors (the "Board") has granted to the Optionee, effective as of the date of this Agreement, an option under the Company's 1997 Stock Option Plan (the "Plan") to purchase a number of Units set forth below, each Unit consisting of ___ shares of Common Stock par value $.01 per share, of the Company and ___ shares of Series A Preferred Stock par value $.01 per share of the Company, on the terms and subject to the conditions set forth in this Agreement and the Plan.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Agreement, the parties hereto agree as follows:

          SECTION 1.  THE PLAN.  The terms and provisions of the Plan are hereby
                      --------
incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control. A copy of the Plan may be obtained from the Company by the Optionee upon request. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

          SECTION 2.  OPTION; OPTION PRICE.  (a) On the terms and subject to the
                      --------------------
conditions of the Plan and this Agreement, the Optionee shall have the option (the "Option") to purchase up to $[ ] Units (the "Option Units") at the price of $[ ] per Option Unit (the "Option Price") at the times and in the manner provided herein. Payment of the Option Price may be made in the manner specified by clauses [COMMITTEE TO SPECIFY CLAUSES (I), (II), (III) AND/OR (IV)] of
Section 9(a) of the Plan. The Option is intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          (b) Except as otherwise provided in Section 7(a) of the Plan, the Option shall remain exercisable as to all Vested Option Units (as defined in
Section 4) until the expiration of the Option Term. Except as otherwise provided in Section 7(a) of the Plan, upon a Termination of Relationship, the unvested portion of the Option (i.e., that portion which does not constitute
                                ----
Vested Option Units) shall terminate.

          SECTION 3.  TERM.  The term of the Option (the "Option Term") shall
                      ----
commence on the date hereof and expire on the tenth anniversary of the Effective Date, unless the Option shall have sooner been terminated in accordance with the terms of the Plan (including, without limitation, Section 7 of the Plan) or this Agreement.

          SECTION 4.  TIME VESTING.  [AS DETERMINED BY THE COMMITTEE PURSUANT TO
                      ------------
THE PLAN].

          SECTION 5.  RESTRICTION ON TRANSFER.  The Option may not be
                      -----------------------
transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee and may be exercised during the lifetime of the Optionee only by the Optionee. If the Optionee dies, the Option shall thereafter be exercisable, during the period specified in Section 7 of the Plan, by his executors or administrators to the full extent to which the Option was exercisable by the Optionee at the time of his death. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

          SECTION 6.  OPTIONEE'S EMPLOYMENT.  Nothing in the Option shall confer
                      ---------------------
upon the Optionee any right to continue in the employ of the Company or any of its affiliates or interfere in any way with the right of the Company or its affiliates or stockholders, as the case may be, to terminate the Optionee's employment or to increase or decrease the Optionee's compensation at any time.

          SECTION 7.  NOTICES.  All notices, claims, certificates, requests,
                      -------
demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

          (a)  if to the Company, to it at:

               PMT Holdings, Inc.
               c/o ____________________
               Address:


               Attn:  Chief Executive Officer
               Telecopier:
               Telephone:

               with copies to:

               Eos Partners, L.P.
               320 Park Avenue, 22nd Floor
               New York, New York 10022
               Attention:  Douglas R. Korn
               Telephone:  (212) 832-5805
               Telecopier: (212) 832-5800; and

               O'Sullivan Graev & Karabell, LLP
               30 Rockefeller Plaza, 41st Floor
               New York, New York 10112
               Attention:  Michael F. Killea, Esq.
               Telecopier:  (212) 408-2420
               Telephone:   (212) 408-2400;

          (b)  if to the Optionee, to him at:

               [               ]; and

               with a copy to:

               [               ];

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business after the date of delivery), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

          SECTION 8.  WAIVER OF BREACH.  The waiver by either party of a breach
                      ----------------
of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

          SECTION 9.  OPTIONEE'S UNDERTAKING.  The Optionee hereby agrees to
                      ----------------------
take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement and the Plan.

          SECTION 10.  MODIFICATION OF RIGHTS.  The rights of the Optionee are
                       ----------------------
subject to modification and termination in certain events as provided in this Agreement and the Plan.

          SECTION 11.  GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

          SECTION 12.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

          SECTION 13.  ENTIRE AGREEMENT.  This Agreement and the Plan (and the
                       ----------------
other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.

          SECTION 14.  SEVERABILITY.  It is the desire and intent of the parties
                       ------------
hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING HEREUNDER.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Incentive Stock Option Agreement as of the date first written above.

                                        PMT HOLDINGS, INC.


                                        By:___________________________________
                                            Name:
                                            Title:


                                         _____________________________________
                                                       [OPTIONEE]

                                                                       EXHIBIT B
                                                                       ---------


                                            NONQUALIFIED STOCK OPTION AGREEMENT
                                         dated as of [___________] between PMT
                                         HOLDINGS, INC., a Delaware corporation
                                         (the "Company"), and [________] (the
                                         "Optionee").

          The Company, acting through a Committee (as defined in the Plan) with the consent of the Company's Board of Directors (the "Board") has granted to the Optionee, effective as of the date of this Agreement, an option under the Company's 1997 Stock Option Plan (the "Plan") to purchase a number of Units set forth below, each unit consisting of ___ shares of Common Stock par value $.01 per share, of the Company and ___ shares Series A of Preferred Stock par value $.01 per share of the Company, on the terms and subject to the conditions set forth in this Agreement and the Plan.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Agreement, the parties hereto agree as follows:

          SECTION 1.  THE PLAN.  The terms and provisions of the Plan are hereby
                      --------
incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control. A copy of the Plan may be obtained from the Company by the Optionee upon request. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

          SECTION 2.  OPTION; OPTION PRICE.  (a) On the terms and subject to the
                      --------------------
conditions of the Plan and this Agreement, the Optionee shall have the option (the "Option") to purchase up to [ ] Units (the "Option Units") at the price of
$[    ] per Option Unit (the "Option Price") at the times and in the manner provided herein. Payment of the Option Price may be made in the manner specified by clauses [COMMITTEE TO SPECIFY CLAUSES (I), (II), (III) OR (IV)] of
Section 9(a) of the Plan. The Option is not intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          (b) Except as otherwise provided in Section 7(a) of the Plan, the Option shall remain exercisable as to all Vested Option Units (as defined in
Section 4) until the expiration of the Option Term. Except as otherwise provided in Section 7(a) of the Plan, upon a Termination of Relationship, the unvested portion of the Option (i.e., that portion which does not constitute
                                ----
Vested Option Units) shall terminate.

          SECTION 3.  TERM.  The term of the Option (the "Option Term") shall
                      ----
commence on the date hereof and expire on the tenth anniversary of the Effective Date, unless the Option shall have sooner been terminated in accordance with the terms of the Plan (including, without limitation, Section 7 of the Plan) or this Agreement.

          SECTION 4.  TIME VESTING.  [AS DETERMINED BY THE COMMITTEE PURSUANT TO
                      ------------
THE PLAN.]

          SECTION 5.  RESTRICTION ON TRANSFER.  The Option may not be
                      -----------------------
transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee and may be exercised during the lifetime of the Optionee only by the Optionee. If the Optionee dies, the Option shall thereafter be exercisable, during the period specified in Section 7 of the Plan, by his executors or administrators to the full extent to which the Option was exercisable by the Optionee at the time of his death. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

          SECTION 6.  OPTIONEE'S EMPLOYMENT.  Nothing in the Option shall confer
                      ---------------------
upon the Optionee any right to continue in the employ of the Company or any of its affiliates or interfere in any way with the right of the Company or its affiliates or stockholders, as the case may be, to terminate the Optionee's employment or to increase or decrease the Optionee's compensation at any time.

          SECTION 7.  NOTICES.  All notices, claims, certificates, requests,
                      -------
demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

          (a)  if to the Company, to it at:

               PMT Holdings, Inc.
               c/o __________________
               Address:


               Attention:  Chief Executive Officer
               Telecopier:
               Telephone:

               with a copies to:

               Eos Partners, L.P.
               320 Park Avenue, 22nd Floor
               New York, New York  10022
               Attention:  Douglas Korn
               Telecopier:  (212) 832-5805
               Telephone:   (212) 832-5800

               O'Sullivan Graev & Karabell, LLP
               30 Rockefeller Plaza, 41st Floor
               New York, New York 10112
               Attention:  Michael F. Killea, Esq.
               Telecopier:  (212) 408-2420
               Telephone:   (212) 408-2400;

          (b)  if to the Optionee, to him at:

               [               ]; and

               with a copy to:

               [               ];

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business after the date of delivery), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

          SECTION 8.  WAIVER OF BREACH.  The waiver by either party of a breach
                      ----------------
of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

          SECTION 9.  OPTIONEE'S UNDERTAKING.  The Optionee hereby agrees to
                      ----------------------
take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement and the Plan.

          SECTION 10.  MODIFICATION OF RIGHTS.  The rights of the Optionee are
                       ----------------------
subject to modification and termination in certain events as provided in this Agreement and the Plan.

          SECTION 11.  GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

          SECTION 12.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

          SECTION 13.  ENTIRE AGREEMENT.  This Agreement and the Plan (and the
                       ----------------
other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.

          SECTION 14.  SEVERABILITY.  It is the desire and intent of the parties
                       ------------
hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING HEREUNDER.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Nonqualified Stock Option Agreement as of the date first written above.

                                        PMT HOLDINGS, INC.


                                        By:___________________________________
                                             Name:
                                             Title:


                                        ______________________________________
                                                        [OPTIONEE]